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                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

                                  A SERIES OF
                           VAN KAMPEN EQUITY TRUST II

                        SUPPLEMENT DATED APRIL 13, 2000
                     TO THE PROSPECTUS DATED MARCH 7, 2000

     The section of the Prospectus entitled "INVESTMENT ADVISORY
SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted and replaced in its entirety with the following:

     PORTFOLIO MANAGEMENT. The Fund's portfolio managers are Philip W. Friedman and William S. Auslander.

     Mr. Friedman is a Managing Director of the Subadviser and of Morgan Stanley & Co. Incorporated and leads its Institutional Equity Group. Prior to joining the Subadviser in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated. From 1990 to 1995, he was a member of Morgan Stanley & Co. Incorporated's Equity Research team. Mr. Friedman graduated from Rutgers University with a B.A. (Phi Beta Kappa; Summa Cum Laude) in Economics. He also holds an M.B.A. from J.L. Kellogg School of Management at Northwestern University.

     Mr. Auslander is a Principal of the Subadviser and Morgan Stanley & Co. Incorporated and a Portfolio Manager in the Institutional Equity Group. He joined the Subadviser in 1995 as an equity analyst in the International Equity Group. Prior to joining the Subadviser, Mr. Auslander was an equity analyst at Icahn & Co. for nine years. He graduated from the University of Wisconsin at Madison with a B.A. in Economics and received an M.B.A. from Columbia University in 1993.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE